UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 13, 2007

Natrol, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

21411 Prairie Street, Chatsworth, California 91311

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (818) 739-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On November 13, 2007, Natrol, Inc. announced that it will release its third quarter 2007 earnings results on Wednesday, November 14, 2007 after the market close. This will be followed by a conference call at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time to review results, which will include comments from Wayne M. Bos, President and Chief Executive Officer, Dennis R. Jolicoeur, Chief Financial Officer, and Craig Cameron, Chief Operating Officer followed by a question and answer session.

Parties interested in participating in the conference call may dial-in at (866) 328-4270, while international callers may dial-in at (480) 629-9564. The conference call will be webcast and can be accessed at www.viavid.net. A recording of the conference call will be available until November 21, 2007 by dialing (800) 406-7325 or (303) 590-3030 for international callers, and entering the passcode of 3806709.

Item 9.01       Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated November 13, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2007	NATROL, INC.

	By:	/s/ Dennis Jolicoeur
Dennis Jolicoeur
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated November 13, 2007